UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 2004
                                                        ------------------

                       FIRST NIAGARA FINANCIAL GROUP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       000-23975              42-1556195
----------------------------       ---------------------     -------------------
(State or Other Jurisdiction       (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
---------------------------------------------------------             ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (716) 625-7500

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
           Fiscal Year

     On September 28, 2004, the Board of Directors of First Niagara Financial Group, Inc. (the "Company") amended Article II Section 12 and Article III Sections 4, 5 and 6 and added Article III Section 7 to the Company's bylaws. These amendments changed the Company's bylaws to allow for the initial election as a Director of an individual who is sixty-five years of age or more with a 2/3 vote of the Board of Directors. Additionally, these amendments updated Article III of the Company's bylaws for the Company's requirement that all members of the Governance/Nominating, Audit and Compensation Committees be independent as determined by the Board of Directors under the Nasdaq corporate governance listing standards, the Company's Governance Guidelines and the Securities and Exchange Commission Rule 10A-3. A copy of the amended sections of the Company's bylaws is filed as exhibit 99.1 to this report.

Item 8.01  Other Events

     On September 28, 2004, the Company issued a joint press release with Hudson River Bancorp, Inc. disclosing that that they have both received shareholder approvals to proceed with their previously announced merger. A copy of the press release is filed as exhibit 99.2 to this report.

Item 9.01  Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.


Exhibit No.   Description
-----------   -----------
99.1          Amended Bylaw Sections of First Niagara Financial Group, Inc.
99.2          Press release dated September 28, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST NIAGARA FINANCIAL GROUP, INC.

DATE: September 28, 2004                    By: /s/ John R. Koelmel
                                                -------------------------------
                                                John R. Koelmel
                                                Chief Financial Officer
                                                (Duly authorized representative)